INNOVATE Corp. ™ 2024 INNOVATE Corp. Q2 2024 Earnings Release Supplement August 7, 2024

INNOVATE Corp. ™ 2024 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBM Global, anticipated success from the continued sale of new products in the Life Sciences segment, possible developments regarding the FDA approval process at MediBeacon, anticipated performance of new channels and LPTV frequencies, expanded uses for LPTV channels in the Spectrum segment and the potential deployment of datacasting, anticipated agreements in the Spectrum segment with public broadcast networks, anticipated 5G broadcasting opportunities in the Spectrum segment, anticipated developments regarding Federal Communications Commission approval to convert existing station to 5G broadcast, our intentions to regain compliance with the NYSE's continued listing standards, and changes in macroeconomic and market conditions and market volatility, including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; the impact on our business and financial condition of our substantial indebtedness and any significant additional indebtedness and other financing obligations we may incur; our dependence on the retaining and recruitment of key personnel; volatility in the trading price of our common stock; the impact of potential supply chain disruptions, labor shortages and increases in overall price levels, including in transportation costs; interest rate environment; developments relating to the ongoing hostilities in Ukraine and Israel; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisition, holding and disposition of target companies and assets; the ability of our operating segments to attract and retain customers; our expectations regarding the timing, extent and effectiveness of our cost reduction initiatives and management’s ability to moderate or control discretionary spending; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses; the possibility of indemnification claims arising out of divestitures of businesses; and our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. ™ 2024 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding: discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, (gains) losses on lease modifications, asset impairment expense and FCC reimbursements; interest expense; other (income) expense, net; income tax expense (benefit); non-controlling interest; share-based compensation expense; restructuring and exit costs; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable; however, there can be no assurance information so presented will prove accurate in whole or in part.

Second Quarter 2024 and Recent Highlights

INNOVATE

Strong performance across all three operating segments drove earnings results in the second quarter.

- DBM Global Inc. ("DBM Global") delivered strong year-over-year growth in the second quarter, achieving net income attributable to INNOVATE Corp. of $21.0 million and adjusted EBITDA of $32.5 million.
- DBM Global redeemed its intercompany $41.8 million DBM Global Series A Preferred Stock from DBM Global Intermediate Holdco Inc. ("DBMGi") on June 28, 2024 for $41.8 million in cash, which was remitted to INNOVATE Corp. DBMGi is a 100% owned subsidiary of INNOVATE Corp.
- R2 Technologies once again broke sales and revenue records in North America.
- MediBeacon continues to work through their substantive review of the kidney monitoring program with the FDA.
- Broadcasting continues to see revenue, net income and adjusted EBITDA growth driven by the launch of new networks and continued cost-cutting efforts.

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Segment Highlights

Infrastructure Highlights

- Reported backlog of $0.8B and total adjusted backlog[1] of $1.0B.
- Expanded gross margin and Adjusted EBITDA margin over the prior year period.
- Remain active from a project bidding perspective.

Life Sciences Highlights

R2 Technologies

- Achieved a 200% increase in system unit sales growth year-over-year and record high system sales in North America for third consecutive quarter.

MediBeacon

- Working through the substantive review of the kidney monitoring program with the FDA.

Spectrum Highlights

- New network launches and continued cost-cutting efforts drove growth in the quarter.
- Continue to work with Public Media Venture Group ("PMVG") to advance collaborative efforts with PBS stations in ATSC 3.0 and datacasting.
- Continue to work with Qualcomm to explore potential for 5G broadcasting in the U.S.
- Selectively adding stations in markets with no coverage.

(1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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Q2 2024 QTD Financial Highlights

INNOVATE

Revenue

($ millions)	2Q24	2Q23
Infrastructure	$ 305.2	$ 362.4
Life Sciences	1.7	0.7
Spectrum	6.2	5.7
Consolidated INNOVATE	**$ 313.1**	**$ 368.8**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA

($ millions)	2Q24		2Q23	
	NI[(1)]	Adjusted EBITDA[(2)]	NI[(1)]	Adjusted EBITDA[(2)]
Infrastructure	$ 21.0	$ 32.5	$ 7.0	$ 23.5
Life Sciences	(3.8)	(4.8)	(2.9)	(3.9)
Spectrum	(5.0)	1.5	(5.3)	0.8
Non-Operating Corporate	2.1	(2.5)	(8.2)	(3.4)
Other & Eliminations	0.1	—	(0.5)	(0.5)
Consolidated INNOVATE	**$ 14.4**	**$ 26.7**	**$ (9.9)**	**$ 16.5**

Consolidated Q2 Results

- Revenue decreased $55.7M or 15.1% driven by our Infrastructure segment, which was partially offset by increases at our Life Sciences and Spectrum segments. The decrease at our Infrastructure segment was primarily driven by the timing and size of projects at Banker Steel and DBMG's commercial structural steel fabrication and erection business, both of which had increased activity in the comparable period on certain large commercial construction projects that are now at or near completion in the current period. This was partially offset by an increase at the industrial maintenance and repair business as a result of an increase in project work. The increase at our Life Sciences segment was primarily due to incremental unit sales from the launch of the Glacial fx system in the second half of 2023 and an increase in Glacial Rx units sold compared to the prior year period. The increase at our Spectrum segment was primarily driven by network launches and expanded coverage with existing customers.
- Net Income attributable to INNOVATE Corp. of $14.4M
- Adjusted EBITDA[(2)] increased by $10.2M to $26.7M driven by all of our segments with the exception of our Life Sciences segment as a result of timing of previously unrecognized losses.

Infrastructure

- Net Income of $21.0M[(1)]
- Adjusted EBITDA[(2)] up $9.0M year-over-year primarily driven by higher margins on certain large commercial construction projects that are now at or near completion in the current period at DBMG's commercial structural steel fabrication and erection business. This increase was partially offset by a decrease in margins at Banker Steel due to timing of completion of a large commercial construction project and an increase in recurring SG&A expenses primarily as a result of an increase in compensation-related expenses and accounting-related costs, partially offset by a decrease in legal and consulting fees.
- Reported and adjusted[(3)] backlog of $0.8B and $1.0B, respectively, compared to reported and adjusted[(3)] backlog of $1.1B and $1.2B, respectively, at December 31, 2023.

Life Sciences

- Revenue of $1.7M driven by R2, which is up $1.0M or 142.9%, primarily due to incremental unit sales from the launch of the Glacial fx system in the second half of 2023 and an increase in Glacial Rx units sold compared to the prior year period.
- Adjusted EBITDA[(2)] losses up $0.9M year-over-year primarily due to an increase in losses from MediBeacon as a result of additional convertible note investments in MediBeacon by Pansend during the three months ended June 30, 2024, which increased Pansend's basis in MediBeacon by $1.1 million and led to Pansend recognizing $1.1 million of equity method losses which were previously unrecognized. Pansend made no convertible note investments during the comparable period.

Spectrum

- Net Loss of $5.0M[(1)]
- Adjusted EBITDA[(2)] up $0.7M year-over-year primarily due to an increase in revenue driven by network launches and expanded coverage with existing customers, which was partially offset by the termination of a number of smaller networks and individual markets subsequent to the comparable period.

Non-Operating Corporate

- Adjusted EBITDA[(2)] losses down $0.9M primarily driven by a decrease in compensation-related expenses, due to headcount changes, and a decrease in legal fees.

Other & Eliminations

- Adjusted EBITDA[(2)] losses down $0.5M driven primarily by unrepeated severance related expense at TIC Holdco, Inc. in the previous period.

Second Quarter Consolidated Revenue and Adjusted EBITDA[(2)] of $313.1 million and $26.7 million, respectively

(1) Net income (loss) attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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Segment Highlights - Infrastructure

DBM Global ("DBM")

Overview

- 15.8% revenue decrease driven by the timing and size of projects at Banker Steel and DBMG's commercial structural steel fabrication and erection business, both of which had increased activity in the comparable period on certain large commercial construction projects that are now at or near completion in the current period. This was partially offset by an increase at the industrial maintenance and repair business as a result of an increase in project work.
- Adjusted EBITDA[2] increase was primarily driven by higher margins on certain large commercial construction projects that are now at or near completion in the current period at DBMG's commercial structural steel fabrication and erection business. This increase was partially offset by a decrease in margins at Banker Steel due to timing of completion of a large commercial construction project and an increase in recurring SG&A expenses primarily as a result of an increase in compensation-related expenses and accounting-related costs, partially offset by a decrease in legal and consulting fees.
- Reported backlog was $0.8B and adjusted backlog, which takes into consideration awarded but not yet signed contracts, was $1.0B.

Near-Term Focus

- Convert backlog to revenue and remain steadfast in assessing opportunities as they come to market.
- Opportunities in industrial and modularization sectors of the market.
- Continues to see sizable projects and opportunity in the market and its pipeline for 2025.

Financials

($ millions)		2Q24		2Q23
Revenue	$	305.2	$	362.4
Net Income[1]	$	21.0	$	7.0
Adjusted EBITDA [2]	$	32.5	$	23.5

Trending Backlog



($ millions)
$2,000
$1,500
$1,000
$500
$1,462.2
$1,265.5
$1,057.2
$939.1
~$1,013.7
$822.7
2Q23
3Q23
4Q23
1Q24
2Q24
Backlog
Adjusted Backlog

(1) Net income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
All data as of June 30, 2024 unless otherwise noted.

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INNOVATE Corp. ™ 2024 ■ R2 grew revenue 143% over the prior year quarter. ■ R2 experienced 200% year-over-year increase in North America system unit sales. ■ 170% increase in patients treated. ■ 53% increase in average monthly utilization per Glacial provider. MediBeacon(2)R2 Technologies (1) Investment-to-date totals and equity ownership percentages are as of June 30, 2024. (2) MediBeacon agents and devices are not approved for human use by any regulatory agency. (3) https://www.kidney-international.org/article/S0085-2538(24)00455-1/fulltext Company Investment to Date Equity % Fully Diluted % R2 Technologies $64.5M 81.4% 73.1% MediBeacon $36.5M 46.0% 40.1% Genovel $4.1M 80.0% 75.2% Triple Ring $0.9M 7.2% 1.9% Scaled Cell Solutions $0.9M 20.1% 20.1% 8 Segment Highlights - Life Sciences Pansend Life Sciences ("Pansend") ■ MediBeacon continues to work through their substantive review of the kidney monitoring program with the FDA. ■ Landmark peer-reviewed publication in Kidney International in July 2024 describes broadly the Company's technology as a reference standard for the measurement of GFR (kidney function)(3) Summary of Investments(1)

INNOVATE Corp. ™ 2024 ■ Free TV launched their third network, Defy, with HC2 providing broadcast distribution across 60% of the U.S. Launched new channels Salem Media and First TV. ■ Continues to work with PMVG to advance our collaborative efforts with PBS stations across the country in ATSC 3.0 and datacasting. ■ Working closely with Qualcomm, among other companies, to explore potential opportunities in the United States. ■ Selectively add stations in markets where we have had no coverage and have filed to acquire a station in Monterey, CA, K09AAF, which will strengthen our statewide coverage in California. Financials ($ millions) 2Q24 2Q23 Revenue $ 6.2 $ 5.7 Net Loss(1) $ (5.0) $ (5.3) Adjusted EBITDA (2) $ 1.5 $ 0.8 9 Segment Highlights - Spectrum HC2 Broadcasting ("Broadcasting") 246 45 251 Central Cast Integrated Operating Stations 4Q17 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 1Q24 2Q24 0 50 100 150 200 250 Overview Near-Term Focus ■ Continue business development and sign up large content providers. ■ Continue to actively explore opportunities related to ATSC 3.0 and 5G broadcast TV. ■ Take advantage of recently announced regulatory incentives by the FCC for low power and Class A TV stations. Station Growth (1) Net loss attributable to INNOVATE Corp. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

INNOVATE Corp. ™ 2024 (1) Debt Maturity Profile excludes Preferred Stock and operating leases (2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments (3) Excludes restricted cash Debt Summary(1) ($ millions) Maturity Jun-24 Dec-23 8.50% Senior Secured Notes 2026 $ 330.0 $ 330.0 7.50% Convertible Senior Notes 2026 51.8 51.8 Line of Credit 2025 20.0 20.0 CGIC Unsecured Note 2026 31.0 35.1 Infrastructure Debt Various 173.8 198.8 Spectrum Debt 2025 69.7 69.7 Life Science Debt 2024 21.7 17.4 Total Principal Outstanding $ 698.0 $ 722.8 Unamortized OID and DFC (9.5) (13.0) Total Debt $ 688.5 $ 709.8 Cash & Cash Equivalents(3) 80.2 80.8 Net Debt $ 608.3 $ 629.0 Current Credit Picture 10 Debt Amortization and Maturity Profile $25.8 $168.2 $503.8 $0.2 Holdco Infrastructure Spectrum Life Science 2024 2025 2026 2027 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 ($ millions) (2)

INNOVATE Corp. ™ 2024 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. ™ 2024 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Revenue $ 313.1 $ 368.8 $ 628.3 $ 686.7 Cost of revenue 247.5 316.2 514.1 590.5 Gross profit 65.6 52.6 114.2 96.2 Operating expenses: Selling, general and administrative 42.9 41.1 82.4 82.8 Depreciation and amortization 4.4 5.6 8.8 11.9 Other operating (income) loss (10.5) 0.1 (8.6) (0.3) Income from operations 28.8 5.8 31.6 1.8 Other (expense) income: Interest expense (16.5) (16.3) (33.7) (31.9) Loss from equity investees (1.1) (0.3) (2.3) (4.3) Other income (expense), net 0.2 0.3 (1.0) 16.8 Income (loss) from operations before income taxes 11.4 (10.5) (5.4) (17.6) Income tax benefit (expense) 2.5 (1.2) (0.8) (2.1) Net income (loss) 13.9 (11.7) (6.2) (19.7) Net loss attributable to non-controlling interests and redeemable non-controlling interests 0.5 1.8 3.2 0.8 Net income (loss) attributable to INNOVATE Corp. 14.4 (9.9) (3.0) (18.9) Less: Preferred dividends 0.3 0.6 0.6 1.8 Net income (loss) attributable to common stockholders and participating preferred stockholders $ 14.1 $ (10.5) $ (3.6) $ (20.7) 12

INNOVATE Corp. ™ 2024 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended June 30, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 21.0 $ (3.8) $ (5.0) $ 2.1 $ 0.1 $ 14.4 Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.9 0.1 1.3 0.1 — 4.4 Depreciation and amortization (included in cost of revenue) 3.8 0.1 — — — 3.9 Other operating (income) loss (10.5) — 0.1 (0.1) — (10.5) Interest expense 2.0 1.0 3.4 10.1 — 16.5 Other (income) expense, net (0.3) (0.3) 2.1 (1.6) (0.1) (0.2) Income tax expense (benefit) 10.9 — — (13.4) — (2.5) Non-controlling interest 2.0 (2.0) (0.5) — — (0.5) Share-based compensation expense — 0.1 — 0.3 — 0.4 Restructuring and exit costs 0.7 — — — — 0.7 Acquisition and disposition costs — — 0.1 — — 0.1 Adjusted EBITDA $ 32.5 $ (4.8) $ 1.5 $ (2.5) $ — $ 26.7

INNOVATE Corp. ™ 2024 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Six Months Ended June 30, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 25.4 $ (8.3) $ (9.8) $ (10.4) $ 0.1 $ (3.0) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.9 0.2 2.6 0.1 — 8.8 Depreciation and amortization (included in cost of revenue) 7.8 0.1 — — — 7.9 Other operating (income) loss (8.9) — 0.1 0.2 — (8.6) Interest expense 4.7 1.9 6.8 20.3 — 33.7 Other (income) expense, net (1.1) 1.7 4.1 (3.6) (0.1) 1.0 Income tax expense (benefit) 13.4 — — (12.6) — 0.8 Non-controlling interest 2.4 (4.8) (0.8) — — (3.2) Share-based compensation expense — 0.2 — 0.6 — 0.8 Restructuring and exit costs 1.2 — — — — 1.2 Acquisition and disposition costs — — 0.1 — — 0.1 Adjusted EBITDA $ 50.8 $ (9.0) $ 3.1 $ (5.4) $ — $ 39.5

INNOVATE Corp. ™ 2024 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended June 30, 2023 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 7.0 $ (2.9) $ (5.3) $ (8.2) $ (0.5) $ (9.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 4.1 0.1 1.3 0.1 — 5.6 Depreciation and amortization (included in cost of revenue) 4.0 0.1 — — — 4.1 Other operating loss 0.1 — — — — 0.1 Interest expense 3.4 0.7 3.4 8.8 — 16.3 Other (income) expense, net (0.3) (0.1) 1.9 (1.9) 0.1 (0.3) Income tax expense (benefit) 3.8 — — (2.6) — 1.2 Non-controlling interest 0.7 (1.9) (0.6) — — (1.8) Share-based compensation expense — 0.1 — 0.6 — 0.7 Restructuring and exit costs 0.5 — — — — 0.5 Acquisition and disposition costs 0.2 — 0.1 (0.2) (0.1) — Adjusted EBITDA $ 23.5 $ (3.9) $ 0.8 $ (3.4) $ (0.5) $ 16.5

INNOVATE Corp. ™ 2024 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Six Months Ended June 30, 2023 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 9.0 $ (5.7) $ (10.3) $ (20.1) $ 8.2 $ (18.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 9.0 0.2 2.6 0.1 — 11.9 Depreciation and amortization (included in cost of revenue) 7.9 0.1 — — — 8.0 Other operating income — — (0.3) — — (0.3) Interest expense 6.8 1.2 6.6 17.3 — 31.9 Other (income) expense, net (0.5) (4.0) 3.7 (3.5) (12.5) (16.8) Income tax expense (benefit) 4.9 — — (1.6) (1.2) 2.1 Non-controlling interest 0.9 (3.8) (1.2) — 3.3 (0.8) Share-based compensation expense — 0.3 — 0.9 — 1.2 Restructuring and exit costs 1.0 — — — — 1.0 Acquisition and disposition costs 0.8 — 0.1 — 1.2 2.1 Adjusted EBITDA $ 39.8 $ (11.7) $ 1.2 $ (6.9) $ (1.0) $ 21.4